Exhibit 99.1

Double Eagle Petroleum Co Collins Stewart Fourth Annual Growth Conference July 9, 2008

Double Eagle Petroleum Co. DISCLAIMER This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "probable" reserves and "possible" reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K File No. 0-6529, available from us at Computershare Investor Services, Inc. 350 Indiana St. Golden, CO 80401. You can also obtain this form from the SEC by calling 1-800- SEC-0330.

Corporate Profile Ticker Symbol-Common --DBLE Preferred --DBLEP Common Shares Outstanding --9.1 million Market Value --$171 million (6/27/2008) Enterprise Value --$213 million (est. 6/27/08) Total Proved Reserves -- 73.7 Bcfe (12/31/07) PV-10 of Proved Reserves --$182.6 million (12/31/07) Fiscal 2007 Daily Production --8,252 Mcfe/d (net) Current Daily Production --21,000 Mcfe/d (est. net WI) Web site -- www.dble.us

Developmental Projects Transition of focus and attention Atlantic Rim Catalina (Operated by Double Eagle Petroleum) Sun Dog (Operated by Anadarko) Doty Mountain (Operated by Anadarko) Pinedale Anticline (Operated by Questar) Madden Deep (Operated by Conoco/Phillips)

Wyoming Projects Map Wyoming Acreage Totals (12/31/07) Gross - 264,929 Net - 56,981

The Atlantic Rim -Platform for Multi-Year Development Planned 2008 drilling activity Catalina Unit: 24-48 new wells to be drilled Sun Dog Unit: Anadarko expects 68 new wells to be drilled Doty Mountain Unit: Anadarko expects 55 new wells to be drilled with potential new stimulation efforts. Over 800 estimated future drilling locations in the three CBM units DBLE has interests in.

Atlantic Rim Economics Estimated proved reserves of .9 to 1.2 Bcf per well $1.1 million estimated cost per well, including infrastructure Anticipated finding and development costs approximate $1.00/Mcf In the Catalina Unit, DBLE has experienced IP rates: Prior to 2007 drilled wells-IP rates of approx. 200 Mcf/d, increasing to 450 Mcf/d in eighteen months 23 new wells with IP rates currently ranging from 100 Mcf/d to 1,650 Mcf/d, with an average of all new wells in excess of 700 Mcf/d (6/30/08) 10 new wells remain to be placed on production, awaiting water injection capacity availability (expected Q3)

Pinedale Anticline Interests in 85 wells 18 wells drilling in 2007; 7 wells completed at 6/30/08; 11 remaining to be completed in third quarter 16 new wells planned for summer of 2008 5 acre spacing approved on southern half of Questar- operated acreage Approval of SEIS (expected late summer 2008) could double the number of wells drilled by Questar in 2009 Double Eagle Interests: Mesa A .312% ORRI Mesa B 8.0% -12.5% WI Mesa C 6.4% CWI (3.125% ORRI)

Madden Deep Unit Wind River Basin 7 Producing wells 1 well being drilled 502 Mcf/d net to DBLE in 2007 DBLE also holds an interest in Sour Gas Processing Plant

2008 OPERATIONS OUTLOOK

Jan Feb Mar April May June Orig 14 Wells 14 14 14 14 14 14 New Pod A Wells 6 7 7 8 9 9 New Pod B Wells 0 3 8 6 17 14 Drilled and to be brought on 27 23 18 18 7 10 CATALINA UNIT PRODUCING WELL COUNT Jan Feb Mar April May June July August Sept Oct Nov Dec Orig 14 Wells 14 14 14 14 14 14 14 14 14 14 14 14 Pod A Wells 6 7 8 8 10 10 10 10 10 10 10 10 Pod B Wells 0 3 7 10 10 18 23 23 23 23 23 23 Pod C Wells 0 0 0 0 0 0 0 0 0 6 12 24 14 10 23 24 71 Legend Original Cow Creek Wells Pod A 2007 Drilled Wells Pod B 2007 Drilled Wells Pod C 2008 Drilling Plan Drilled-expected Q3 production 47 10 14 9 14

CATALINA UNIT PRODUCTION Per Well Production Ranges *Off-line wells are due to routine maintenance and water injection capacity restrictions.

Jan Feb Mar April May June July August Sept October Nov Dec 2007 Orig 14 Well Production 154955 132236 168840 134721 152559 166809 170919 168239 149403 150797.01 146504 160015 Jan Feb Mar April May June 154955 132236 168835 360535 510000 579634 CATALINA UNIT PRODUCTION Gross Monthly Volumes - Mcf 580,000 Mcf

Catalina Sun Dog Doty Mountain Pinedale Other Total 2007 728092 34558 68928 435899 250660 1518139 2008 1329406 20298 66650 497270 257117 2170740 TOTAL COMPANY PRODUCTION Estimated Net Volumes - MCF's YTD June 30, 2008 * See forward looking statements disclaimer 1.5 Bcfe 2.2 Bcfe

Catalina Sun Dog Doty Mountain Pinedale 2007 14 12 52 85 2008-estimated 71 133 107 102 TOTAL COMPANY WELLS Estimated Total Gross Wells By Major Area-2008 YE * See forward looking statements disclaimer 68% 4.545% 20.55% 6.4% -12.5% Estimated WI @ 2008 YE

Finding Costs ($ per MCFE) 2003 2004 2005 2006 2007 Total 1.01 0.57 0.66 1.44 0.99

Proved Reserves 2003 2004 2005 2006 2007 PD 17.1 18.2 24.2 31.6 46.3 PUD 6.9 18.4 25 19.1 27.4 As a percent of total reserves, PDP reserves were 63% at December 31, 2007 73.7 Bcfe Total 46.3 Bcfe

Estimated Reserves Proved (1) Probable (2) Possible (2) P1 73.7 P2 29.7 P3 153.9 As of 12/31/2007 As of 12/31/2005-Probable and Possible currently being updated 73.5 29.7 153.9

Existing Wells and Future Well Potential Major Production Areas * Excludes significant potential upside based upon downsizing of drilling sites from 10 acre spacing to 5 acre spacing

2004 2005 2006 2007 2008 Pipeline 5378 Leasehold 297 407 100 316 0 Exploration 324 3693 11304 3600 0 Development 8366 9494 10046 41337 40000 Est. Range 20000 Capital Spending ($ 000)

Focus -- re-align resources to the development of our lower-risk developmental plays in the Atlantic Rim and Pinedale Anticline Execution -build on the knowledge of the 2007 drilling plan to effectively and efficiently execute our future drilling projects Ownership - ownership and control of key infrastructure assets Vision - first mover accomplishments including building midstream assets and acquiring water processing permits Growth Strategies

Reasons to Invest Strategic Development Growth Atlantic Rim CBM--Multi-year development program with over 250 net wells to DBLE (if fully developed); Pinedale Anticline-accelerated drilling in 2009 upon approval of SEIS expected in late summer of 2008. Additional drilling locations expected due to approval of 5 acre spacing. Low cost producer and "first-mover" initiatives F&D costs estimated at $1/Mcf in Atlantic Rim and Pinedale Only company to have; approved untreated water discharge allowed in the Atlantic Rim a treated water discharge permit in the Atlantic Rim 3-phase power in the Atlantic Rim Emerging strategic opportunities Midstream assets in which we control infrastructure and transportation provides competitive advantage and strategic options including compression and gathering systems;

Stock Performance From November 30, 2007 to June 27, 2008 Added to Russell 2000 & 3000 Indicies

Appendix Reserve Replacement Status of Prior Exploration Projects Existing Well and Future Well Potential-by project

2003 2004 2005 2006 2007 Production--Mmcfe 1425 2661 3069 3217 3012 New Additions-Mmcfe 7353 15311 15700 10395 45200 Reserve Replacement

Status of Exploration Projects Christmas Meadows -Assessing options to go deeper; seeking partners for farm-out; in discussion with interested parties. S. Fillmore/ GMT- Awaiting the results of the GMT well; based upon results will either re-complete S. Fillmore well or complete as an injection well. Cow Creek Deep #2 ---Evaluating targets in deeper zones as well as formations already penetrated. Nevada --- In discussion with industry partners on this large acreage position. Following progress of other wells in the area that are close to DBLE acreage.

Existing Wells and Future Well Potential Major Production Areas * Excludes significant potential upside based upon downsizing of drilling sites from 10 acre spacing to 5 acre spacing